Exhibit 32
                      CERTIFICATION PURSUANT TO
                        18 U.S.C.SECTION 1350
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of PCS Edventures!.com, Inc. (the "Registrant") on Form 10-QSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), we, Anthony A. Maher, Chief Executive Officer and President, and Christy Vaughn, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

     Dated: 11/13/03                       /s/ Anthony A. Maher
           ------------------              -----------------------------
                                           Anthony A. Maher, Chief Executive
                                           Officer and President


     Dated: 11/13/03                       /s/ Christy Vaughn
           ------------------              -----------------------------
                                           Christy Vaughn, Chief Financial
                                           Officer